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PIONEER XTRAVISION                               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
VARIABLE ANNUITY APPLICATION                              440 LINCOLN STREET, WORCESTER, MA 01653



                                   PLEASE PRINT CLEARLY
1 OWNER

-------------------------------------------------------    ---------------------------------------
First Name, Middle Initial, Last Name                      Social Security Number
                                                                         /       /
-------------------------------------------------------    ---------------------------------------
Address                                                    Date of Birth/Trust

-------------------------------------------------------    / / Male  / / Female  / /Trust
City, State, Zip

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2 JOINT OWNER (If any)
                                                                /    /
----------------------------   -----------------------    -----------------  / / Male  / / Female
Name                            Social Security Number     Date of Birth
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3 ANNUITANT (Complete only if different from the Owner in Section 1)
                                                               /    /
----------------------------   -----------------------    -----------------  / / Male  / / Female
Name                            Social Security Number     Date of Birth
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4 JOINT ANNUITANT (If any)
                                                               /    /
----------------------------   -----------------------    -----------------  / / Male  / / Female
Name                            Social Security Number     Date of Birth
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5 BENEFICIARY(IES) For Joint Owners, surviving Owner is always Primary beneficiary.  If beneficiary is a trust, provide date of trust .

Primary
            --------------------------------------------   ----------------------------------------
            Name                                           Relationship to Owner

Contingent
            --------------------------------------------   ----------------------------------------
            Name                                           Relationship to Owner
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6 TYPE OF PLAN *Additional forms required
  / / Nonqualified                    / / 401(k) Profit Sharing*   / / IRA Rollover         / / Roth IRA Rollover/Conversion
  / / Nonqualified Deferred Comp.     / / 403(b) TSA*              / / IRA Transfer         / / SEP-IRA* TAX YEAR _____
  / / 401(a) Pension/Profit Sharing*  / / IRA TAX YEAR _____       / / Roth IRA TAX YEAR ___
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7 ALLOCATION OF PURCHASE PAYMENTS     Make check payable to Allmerica Financial
  Please allocate my purchase payment of $______________ as follows:
  _____% Emerging Markets      _____% Growth Shares       _____% Balanced           _____% Money Market
  _____% International Growth  _____% Real Estate Growth  _____% Swiss Franc Bond   _____% ____________
  _____% Europe                _____% Growth and Income   _____% Strategic Income   _____% ____________
  _____% Capital Growth        _____% Equity-Income       _____% America Income     _____% Fixed Account

              ALL ALLOCATIONS ABOVE (TO VARIABLE AND FIXED ACCOUNT) MUST TOTAL 100%.

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  / / I elect AUTOMATIC ACCOUNT REBALANCING (AAR) among the above variable accounts:
          / / Monthly     / / Quarterly     / / Semi-annually      / / Annually

  / / I elect DOLLAR COST AVERAGING (DCA) (not available with AAR) from:
          / / Fixed Account    / / America Income      / / Money Market

      Amount per transfer        Transfer to (write in variable account name)
      $ ___________              _______________________________________   DCA into the Fixed Account is not available.
      $ ___________              _______________________________________
      $ ___________              _______________________________________
      $ ___________              _______________________________________
      $ ___________              Total amount per transfer   / / Monthly  / /Quarterly / /Semi-annually / / Annually


SML-1468P NY

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8  OPTIONAL RIDERS

  / /  Enhanced Death Benefit
  / /  ____________________________________________________________________________
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9  REPLACEMENT
  Will the proposed certificate replace or change any existing annuity or life insurance policy?
  / / No               / / Yes (if yes, list company name and policy number) ______________________________________
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10. SYSTEMATIC WITHDRAWALS
   Begin withdrawals: later of 15 days after issue or _____/______/_______
   Amount: / / _______% of purchase payment (maximum 15% without surrender charge)
           / / $______ per frequency  / / Check here if you do not wish to exceed the maximum available without surrender charge
   Frequency: / / Monthly      / / Quarterly     / / Semi-annually      / / Annually
   Withdraw:  / / Pro rata from all accounts or
                 ________% from _______________________________ ________% from  _______________________________
                 ________% from _______________________________ ________% from  _______________________________

   Tax Withholding: / / Do NOT Withhold Federal Income Taxes  /  / Do Withhold at 10% or __________ (% or $)
   Direct Deposit:  / / Check here for Electronic Funds Transfer (Direct Deposit). I authorize the Company to correct electronically any overpayments or erroneous credits made to my account.
                        ATTACH A VOIDED CHECK
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11 REMARKS

   __________________________________________________________________________________________________________

   __________________________________________________________________________________________________________

   __________________________________________________________________________________________________________

   __________________________________________________________________________________________________________

   __________________________________________________________________________________________________________


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12 SIGNATURES
   I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete.  I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for.  If IRA, Roth, or SEP-IRA application, I/we received a Disclosure Buyers Guide.  I/WE UNDERSTAND
   THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR
   AMOUNT.

   --------------------------------------------------         --------------------------------------------------
   Signature of Owner                                         Signature of Joint Owner

   --------------------------------------------------         --------------------------------------------------
   Signed at (City and State)                                 Date

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13 REGISTERED REPRESENTATIVE/DEALER INFORMATION
   Does the certificate applied for replace an existing annuity or life insurance policy?
            / / YES (ATTACH REPLACEMENT FORMS AS REQUIRED)        / / NO
   I certify that the information provided by the owner(s) has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner(s).

                                                                                               (    )
  -----------------------------------------------   ------------------------    ------------   -----------------------
   Signature of Registered Representative            Social Security #          TR Code        Telephone


   ----------------------------------------------   -------------------------   ---------------------------------------
   Printed Name of Registered Representative        B/D Client Account #        Printed Name of Broker/Dealer

                                                                                                (    )
   ------------------------------------------------------------------------------------------   -----------------------
   Branch office Street Address for Contract Delivery                                           Telephone

SML-1468P NY

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